MML SERIES INVESTMENT FUND
MML Global Fund
(the “Fund”)
Supplement dated February 24, 2025 to the
Prospectus dated May 1, 2024 and the
Summary Prospectus dated May 1, 2024
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
The Board of Trustees of the MML Series Investment Fund is expected to approve changes to the Fund at its meeting on March 18-19, 2025. If the Board of Trustees approves the changes, the changes described below will take effect on April 25, 2025.
Invesco Advisers, Inc. (“Invesco Advisers”) will replace Massachusetts Financial Services Company (“MFS”) as subadviser of the Fund.
The following information will replace the information for the Fund found under the heading Principal Investment Strategies in the section titled Investments, Risks, and Performance (on page 36 of the Prospectus):
The Fund invests mainly in common stock of U.S. and foreign companies. The Fund can invest without limit in foreign securities, including American Depositary Receipts (“ADRs”), and can invest in any country, including emerging market countries (i.e., those that are generally in the early stages of their industrial cycle). However, the Fund currently emphasizes its investments in developed markets such as the United States and Western European countries. The Fund is not required to allocate its investments in any set percentages in any particular countries. The Fund normally will invest in at least three countries (one of which may be the United States). Typically, the Fund invests in a number of different countries. The Fund does not limit its investments to companies in a particular market capitalization range, but currently focuses on common stocks of mid- and large-cap companies. In addition to common stocks, the Fund can invest in preferred stocks. The Fund may purchase American Depositary Shares (“ADS”) as part of ADR issuances, which are negotiable certificates issued by a U.S. bank representing a specified number of shares in a foreign stock traded on a U.S. exchange. The Fund may (but is not obligated to) purchase exchange-traded options for hedging purposes or to take long or short positions on equity securities or indexes of equity securities. Use of derivatives by the Fund may create investment leverage. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
The Fund’s subadviser, Invesco Advisers, Inc. (“Invesco Advisers”), primarily looks for quality companies, regardless of domicile, that have sustainable growth. Invesco Advisers’ investment approach combines a thematic approach to idea generation with bottom-up, fundamental company analysis. Invesco Advisers seeks to identify secular changes in the world and looks for pockets of durable change that it believes will drive global growth for the next decade. These large scale structural themes are referred to collectively as MANTRA®: Mass Affluence, New Technology, Restructuring, and Aging. Invesco Advisers does not target a fixed allocation with regard to any particular theme, and may choose to focus on various sub-themes within each theme. Within each sub-theme, Invesco Advisers employs fundamental company analysis to select investments for the Fund’s portfolio. The economic characteristics Invesco Advisers seeks include a combination of high return on invested capital, good cash flow characteristics, high barriers to entry, dominant market share, a strong competitive position, talented management, and balance sheet strength that Invesco Advisers believes will enable the company to fund its own growth. These criteria may vary. Invesco Advisers also considers how industry dynamics, market trends, and general economic conditions may affect a company’s earnings outlook.
Invesco Advisers has a long-term investment horizon of typically three to five years. Invesco Advisers also has a contrarian buy discipline; Invesco Advisers buys high quality companies that fit its investment criteria when it believes valuations underestimate long-term earnings potential. For example, a company’s stock price may dislocate from its fundamental outlook due to a short-term earnings glitch or negative, short-term market sentiment, which can give rise to an investment opportunity. Invesco Advisers monitors individual issuers for changes in earnings potential or other effects of changing market conditions that may trigger a decision to sell a security, but do not require a decision to do so.
The following information will supplement the information for the Fund found under the heading Principal Risks in the section titled Investments, Risks, and Performance (beginning on page 37 of the Prospectus):
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Hedging Risk The Fund’s attempts at hedging and taking long and short positions in currencies may not be successful and could cause the Fund to lose money or fail to get the benefit of a gain on a hedged position. If expected changes to securities prices, interest rates, currency values, and exchange rates, or the creditworthiness of an issuer are not accurately predicted, the Fund could be in a worse position than if it had not entered into such transactions.
Issuer Focus Risk Although the Fund is classified as a diversified fund, it may focus its investments in a relatively small number of issuers. The greater the Fund’s exposure to any single investment or issuer, the greater the losses the Fund may experience upon any single economic, market, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund’s shares.
Convertible Securities Risk and Value Company Risk will be removed from the information for the Fund found under the heading Principal Risks in the section titled Investments, Risks, and Performance (found on page 38 of the Prospectus):
The following information will replace the information for the Fund found under the heading Subadviser(s) in the section titled Management (on page 39 of the Prospectus):
Subadviser(s): Invesco Advisers, Inc. (“Invesco Advisers”)
The following information will replace the information for the Fund found under the heading Portfolio Manager(s) in the section titled Management (on page 39 of the Prospectus):
Portfolio Manager(s):
John Delano, CFA is a Senior Portfolio Manager at Invesco Advisers. He has managed the Fund since April 2025.
The following information will supplement the information found in the section titled Additional Information Regarding Principal Risks beginning on page 102 of the Prospectus:
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Issuer Focus Risk

Although each of the MML Fundamental Equity Fund and MML Global Fund is classified as a diversified fund, each Fund may focus its investments in a relatively small number of issuers. The greater the MML Fundamental Equity Fund’s and MML Global Fund’s exposure to any single investment or issuer, the greater the losses each Fund may experience upon any single economic, market, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the MML Fundamental Equity Fund’s and MML Global Fund’s shares.
The following information will replace similar information for Invesco Advisers found under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds on page 128 of the Prospectus:
Invesco Advisers, Inc. (“Invesco Advisers”), located at 1331 Spring Street NW, Suite 2500, Atlanta, Georgia 30309, manages the investments of the MML Fundamental Equity Fund and MML Global Fund. Invesco Advisers, as successor in interest to multiple investment advisers, is an indirect wholly-owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. As of December 31, 2024, Invesco Advisers had approximately $752.5 billion in assets under management.
Invesco Advisers replaced MFS as subadviser of the MML Global Fund on April 25, 2025.
The following information will supplement the information for Invesco Advisers found under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds on page 128 of the Prospectus:
John Delano, CFA
is the portfolio manager of the MML Global Fund. Mr. Delano is a Senior Portfolio Manager at Invesco Advisers. He has been associated with Invesco Advisers and/or its affiliates since 2019. Prior to 2019, he was a senior portfolio manager of OppenheimerFunds, Inc. (“OFI”) since March 2017. Previously, he was a senior research analyst of OFI from May 2007 to March 2017. Prior to joining the firm, Mr. Delano worked at Putnam Investments as an analyst covering large-cap growth focusing on hardware, software, and telecommunications.
The information for MFS referencing the Fund found on page 129 of the Prospectus under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds will be removed.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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